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                                                                  Exhibit 23 (a)





                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 16, 1999, except as to paragraph 5 of
Note 9, which is as of March 1, 1999, on our audits of the consolidated financial statements and financial statement schedule of Allen Telecom Inc.






                                                  /s/ PricewaterhouseCoopers LLP
                                                  PricewaterhouseCoopers LLP


Cleveland, Ohio
June 15, 1999

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